UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA		90025
(Address of principal executive offices)		(Zip code)

Copy to:

J. RICHARD ATWOOD, PRESIDENT SOURCE CAPITAL, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1:  Report to Shareholders.

SOURCE CAPITAL, INC.

2017

ANNUAL REPORT

for the year ended December 31

SOURCE CAPITAL, INC.
LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS:

Performance

During the fourth quarter of 2017, the net asset value per share of Source Capital, Inc. (the "Fund," or the "Company") increased 3.70% for the quarter and 14.01% for the calendar year (both percentages including the reinvestment of the distributions paid during the period). These changes compare with returns of 6.64% for the quarter and 21.83% for the calendar year for the S&P 500 Index, 0.39% for the quarter and 3.54% for the calendar year for the Barclays U.S. Aggregate Bond Index, and 4.12% for the quarter and 14.21% for the calendar year for the 60/40 blended S&P 500/ Barclays U.S. Aggregate Bond benchmark during the same period.

The Fund's top five winners and losers for the fourth quarter of 2017 are presented below. The winners contributed 2.59%, while the losers detracted 1.00%.1

Winners	Performance Contribution	Losers	Performance Contribution
Q4 2017
Bank of America	0.62%	General Electric	-0.39%
Mylan	0.62%	Aon	-0.30%
Microsoft	0.50%	Baidu	-0.13%
Cisco Systems	0.42%	Oracle	-0.10%
TE Connectivity	0.42%	American International group	-0.09%
2017
Bank of America	1.25%	General Electric	-0.83%
Oracle	1.22%	American International group	-0.28%
Microsoft	1.19%	WPP	-0.26%
Arconic	1.09%	Rosneft	-0.06%
TE Connectivity	1.02%	Perrigo	-0.04%

Source Capital continues to maintain an approximately 60% allocation to equities and 40% allocation to fixed income. As you can see from the tables above, equities continue to be the main drivers of performance for the Fund. Below is a discussion of our thoughts of the equity markets and a summary of our exposures within the fixed income component of the Fund.

Investing In A WTF World

We were recently asked what WTF means. We said, "Wow, that's fantastic!" Now they use it all the time. For the purpose of the following discussion, we will go with that definition although fantastic might mean something dramatically different to each of us.

Man invented the wheel about 6,000 years ago. People could begin to move themselves and their belongings around more easily. Once you had a wheel, your life was better, more productive and you couldn't imagine life without it. The first time someone saw it, he or she probably had one of my mother's WTF moments. Fantastic in one generation becomes ordinary in the next and may even foment further innovation.

If someone fell asleep and awakened 100 years later, how different would he or she find the world? If you fell asleep in Japan late in the 14th century and awakened late in the 15th century, you might be able to study from a book that came from Europe thanks to the printing press. Johannes Gutenberg's mechanical moveable type democratized knowledge. It became easier to teach and learn both old and new ideas.

Significant inventions were infrequent until we get past 1,000 AD. We curated a list of historical inventions and innovations by aggregating lists created by other more qualified sources.2 Appreciating the difficulty in assigning exact dates to various inventions, we aggregated inventions into 100-year increments. As you can see in the following chart, the density of innovation was fairly evenly spread in the early years, post wheel. The pace picked up in the first millennium AD and has accelerated dramatically in the last couple of centuries.

1  Reflects the top contributors and top detractors to the Company's net asset value performance based on contribution to return for the quarter, as qualified by this footnote.

2  KrysStal, January 17, 2018; The Atlantic, November 2013; The Telegraph, January 11, 2018; ABC News, December 1, 2009; Wired, February 1, 2013; Complex, August 18, 2010; The Richest, November 23, 2013; emaze; March 2015; Wikipedia, January 2018

SOURCE CAPITAL, INC.

If one were to extrapolate the innovation pace thus far in the 21st century (e.g., global positioning systems, mapping the human genome, self-driving cars, VOIP, cloud computing, social networking, 3D printing, artificial joints and limbs, synthetic organs, etc.), we would be on pace for more than 180 inventions and innovations this century and the above chart would have to be rescaled.3

Traditional value investing—buying a business or asset at a discount that offers the potential for upside appreciation while providing downside protection—isn't what it used to be. First, good historic returns for value investors attracted a lot of capital that arbitraged inefficiencies from the market. Then the world began to change ever more quickly. New and rapidly improving technology has created new businesses, harming old ones in the process. Life-altering inventions have allowed us to connect digitally professionally and personally, farm more, live longer and better, drive cleaner and not get lost along the way.

Accelerating change swirls around us, placing us in a middle of a vortex that is not without investment implications. The existential risk to corporations is greater than it has ever been. Businesses are disappearing. Digital photos KO'd Eastman Kodak. Mobile phones continue to cannibalize fixed wire lines, disconnecting the Old Bells. Video on demand replaced Blockbuster. Satellite television stole cable customers but now cable companies offering high-speed data, TV, home and wireless telephone service, a quadruple threat, have begun to take back share. Advances in renewables affect the economics of companies dependent on fossil fuels. Ride share today and autonomously driven cars tomorrow threaten auto manufacturers. And Gutenberg's printing press is being mothballed thanks to PCs, cell phones, tablets and e-readers. The Internet and Facebook are spreading information (thankfully, some of it useful) at greater speed and volume than Herr Gutenberg could ever have imagined.

3  Not that it is remotely reasonable to extrapolate the first 17% of the 21st century.

SOURCE CAPITAL, INC.

Corporate lifespans are getting shorter, as can be seen in the following mortality chart4.

Corporations in the 1960s would list on a stock exchange and be expected to remain in the index for at least five years before they were either acquired, bankrupt or overtaken in market capitalization by other public companies. That was expected to be the case more than 90% of the time but those odds have since fallen to the mid-60% range and are continuing to decline.

In the late 1970s and early 1980s, the average company had been in the S&P 500 for almost 40 years. The fervor of the dotcom era temporarily gifted some businesses with very large market capitalizations crowding out more established companies from the index, pushing a company's average tenure from a little more than 30 years to the mid-teens in just a few years. Many of those companies shrank or failed and the average lifespan creeped back up to about 25 years. Now, however, many relatively young businesses have disrupted the economics of their older brethren. Innosight, a management consulting firm, published a study that suggests that the average lifespan of a company in the S&P 500 index is expected to hit a new low of 12-13 years.5

Investing

A case in point is GE. It is the only company currently listed in the Dow Jones Industrial Index that was included in the original 1896 index. One can only wonder if its Dow days are numbered.

Our investment in GE was a disappointment. We sold our last shares of GE earlier this month.

We expected that GE's pivot away from financial services and towards industrial businesses would result in a stronger and more valuable enterprise. The company did materially shrink its exposure to the finance business but what emerged was a company with too much dependence on its legacy power generation business (and questionable accounting). We reduced our position at a nice gain but were slow to recognize the magnitude of these issues, which GE amplified by its generally poor corporate governance and an entitled corporate culture. Subsequent losses on our remaining stake wiped out our initial profit.

When we model a company's potential outcomes, we do not try to predict earnings this year or next, let alone this quarter. We build a low, base and high case. We make investments in those businesses that should offer a reasonable rate of return in our base case, have upside to the high case and the low case should not be too bad. Furthermore, we expect the base or high cases to be more likely than the low case.

In our low case for GE, we did not expect the massive losses from an insurance business that the company exited in the mid-2000s. Nor did we account for what is tantamount to accounting fraud: the mismarked book of power projects.

We owned GE for over 2 years, with the position ultimately costing the Fund a total of $2.25mm, or 1.04%.6

A small comfort but minimizing the downside is indeed the point of being a value investor. However, the S&P 500 has appreciated approximately 40% since our original 2015 GE purchase. We certainly could (and should) have had that money invested in something else that could have participated along with it.

4  Vijay Govindarajan, Anup Srivastava. "Strategy When Creative Destruction Accelerates", September 7, 2016

5  Scott D. Anthony, S. Patrick Viguerie and Andrew Waldeck. "Corporate Longevity: Turbulence Ahead for Large Organizations" Innosight, Spring 2016

6  Including dividends.

SOURCE CAPITAL, INC.

A good investor must always understand the competitive pressures from existing and new businesses and technologies but we would argue that it holds even greater importance today. We have evolved to recognize that many of the better investment opportunities have seen the margin of safety7 shift from the balance sheet to the business. A business that can increase its free cash flow over time and appropriately reinvest or distribute that cash flow might afford greater downside protection than another business that could be liquidated at a premium to its current market price but whose cash flow is not growing and, worse, could shrink if it finds itself faced with new, more innovative competition. We face the daily choice of change or decay. We opt for the former. Whereas we once might have been more willing to buy mediocre businesses at unbelievable prices, we are committed to buying good businesses at great prices and great businesses at good prices.

Current portfolio examples of such are Analog Devices, Alphabet (Google's parent), Microsoft, TE Connectivity, Thermo Fisher Scientific, and Baidu. We purchased these companies at inexpensive multiples and held them despite higher multiples due to their long runways for growth, unlike other companies that we have been quicker to sell.

As we pointed out earlier and as has been the case for far too long, such assets and businesses are not inexpensive. This has not, of course, stopped the inexorable march to new market highs. We believe that Mr. Galbraith would opine that the security markets are in the illusion part of the cycle.

Fixed Income Exposure

As we noted earlier, approximately 40% of the Fund is allocated to fixed income. The table below shows the Fund's fixed income exposures as of Dec. 31, compared to the third quarter of 2017 and year-end 2016:

Sector	% Portfolio 12/31/2017	% Portfolio 9/30/2017	% Portfolio 12/31/2016
ABS	63.1%	59.2%	56.6%
Mortgage Backed (CMO8)	9.7%	8.4%	13.1%
Stripped Mortgage-backed	10.5%	11.3%	13.2%
Corporate	6.9%	6.0%	4.4%
CMBS[9]	3.7%	3.6%	53.0%
Mortgage Pass-through	2.3%	2.6%	3.6%
Municipal	0.0%	0.2%	0.3%
U.S. Treasury	2.7%	2.7%	2.7%
Cash and equivalents	1.2%	6.0%	3.2%
Total	100%	100%	100%
Yield-to-worst	2.80%	2.46%	2.62%
Duration (years)	1.43	1.50	1.33
Average Life (years)	2.00	1.85	2.07

The portfolio expanded its exposure to asset-backed securities (ABS) during the periods shown above. The largest expansion in this segment came in CLOs. Within the collateralized mortgage obligation (CMO) sector we found a few unique ideas to add to the portfolio. In the corporate bond area, the portfolio expanded its holdings in the high-quality technology sector. All these acquisitions were in the two- to three-year maturity range and were purchased as rates rose in that maturity sector in the last two months of the year. As for sales, we continue to cull our GNMA project loan interest-only securities and to sell those holdings we believe no longer have an attractive return profile.

Open Market Repurchases

We started the fourth quarter with the market discount to net asset value of 8.84% and ended the quarter with the discount at 9.54%. We repurchased 3,305 shares in the fourth quarter of 2017 at an average discount of 10.41%. While the number of shares purchased was modest, it was accretive to shareholders by adding $0.0018 per share to the Fund's NAV.

7  Buying with a "margin of safety," is when a security is purchased for less than its estimated value. This helps protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

8  Collateralized mortgage obligations are mortgage-backed bonds that separate mortgage pools into different maturity classes.

9  Commercial mortgage backed securities are securities backed by commercial mortgages rather than residential mortgages.

SOURCE CAPITAL, INC.

As a reminder, Source Capital is authorized to make open-market repurchases of its common stock of up to 10% of the Fund's outstanding shares at such times as the Fund's shares trade at a greater than 10% discount to the Fund's net asset value, when in FPA's judgment such repurchases would benefit shareholders, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer's stock by the issuer and the managers' ability to raise cash to repurchase shares in a tax-efficient manner. There is no assurance that Source Capital will purchase shares at any specific discount levels or in any specific amounts.

Respectfully submitted,

Source Capital Portfolio Management Team

January 22, 2018

SOURCE CAPITAL, INC.

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements," which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

SOURCE CAPITAL, INC.
PORTFOLIO SUMMARY

December 31, 2017

Common Stocks		61.9%
Infrastructure Software	9.0%
Diversified Banks	7.0%
Aircraft & Parts	6.8%
Internet Media	5.3%
Consumer Finance	3.6%
P&C Insurance	3.4%
Insurance Brokers	3.4%
Communications Equipment	3.2%
Electrical Components	3.1%
Semiconductor Devices	2.8%
Generic Pharma	2.4%
Advertising & Marketing	2.0%
Investment Companies	2.0%
Internet Based Services	1.8%
Life Science Equipment	1.5%
Integrated Oils	1.1%
Electrical Power Equipment	1.0%
Base Metals	0.9%
Household Products	0.7%
Food & Drug Stores	0.6%
Exploration & Production	0.3%
Bonds & Debentures		33.1%
Asset-Backed Securities	21.2%
Commercial Mortgage-Backed Securities	4.7%
Residential Mortgage-Backed Securities	4.0%
Corporate Bank Debt	1.7%
U.S. Treasuries	0.9%
Corporate Bonds & Notes	0.6%
Short-term Investments		4.9%
Other Assets And Liabilities, Net		0.1%
Net Assets		100.0%

SOURCE CAPITAL, INC.
SUMMARY FINANCIAL INFORMATION

Calendar 2017

Cash Dividends and Distributions:

Record Date	Payable Date	Amount Paid Per Share	(1) Ordinary Income Dividends	(2) Long-Term Capital Gain Distributions
02/24/2017	03/15/2017	$0.35	$0.1462	$0.2038
05/26/2017	06/15/2017	0.35	0.1462	0.2038
08/25/2017	09/15/2017	0.35	0.1462	0.2038
11/24/2017*	12/15/2017	0.68	0.2840	0.3960
TOTAL		$1.73	$0.7226	$1.0074

*  Includes a special cash distribution of $0.44 per share.

The amounts in column (1) are to be included as dividend income on your tax return and 63.00% of these amounts are Qualified Dividend Income.

In accordance with the provisions of the Internal Revenue Code, the amounts in column (2) are long-term capital gain distributions.

A Form 1099 has been mailed to all shareholders of record on dividend record dates setting forth the specific amounts to be included in their 2017 tax returns. For corporate shareholders, 46.03% of the amount in column (1) qualifies for the 70% corporate dividends received deduction. Source Capital did not elect to retain any undistributed long-term capital gains for the year ended year ended December 31, 2017. Therefore, Common shareholders will not receive a Form 2439 for 2017.

Notice to Dividend Reinvestment Plan Participants:

When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

For the year ended year ended December 31, 2017 none of the distributions paid was reinvested at a discount from the market price.

State Tax Information:

None of the amounts reported in column (1) were derived from U.S. Treasury Securities.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS

December 31, 2017

COMMON STOCKS	Shares	Fair Value
INFRASTRUCTURE SOFTWARE — 9.0%
Microsoft Corporation	166,630	$14,253,530
Oracle Corporation	434,720	20,553,562
		$34,807,092
DIVERSIFIED BANKS — 7.0%
Bank of America Corporation	499,567	$14,747,218
Citigroup, Inc.	165,124	12,286,877
		$27,034,095
AIRCRAFT & PARTS — 6.8%
Arconic, Inc.	411,206	$11,205,364
United Technologies Corporation	119,620	15,259,923
		$26,465,287
INTERNET MEDIA — 5.3%
Alphabet, Inc. (Class A)(a)	5,617	$5,916,948
Alphabet, Inc. (Class C)(a)	5,632	5,893,325
Baidu, Inc. (ADR) (China)(a)	36,950	8,654,059
		$20,464,332
CONSUMER FINANCE — 3.6%
Ally Financial, Inc.	271,351	$7,912,595
American Express Co.	59,279	5,886,998
		$13,799,593
P&C INSURANCE — 3.4%
American International Group, Inc.	224,030	$13,347,707
INSURANCE BROKERS — 3.4%
Aon plc (Britain)	97,170	$13,020,780
COMMUNICATIONS EQUIPMENT — 3.2%
Cisco Systems, Inc.	324,260	$12,419,158
ELECTRICAL COMPONENTS — 3.1%
TE Connectivity, Ltd. (Switzerland)	128,350	$12,198,384
SEMICONDUCTOR DEVICES — 2.8%
Analog Devices, Inc.	93,070	$8,286,022
QUALCOMM, Inc.	39,941	2,557,023
		$10,843,045
GENERIC PHARMA — 2.4%
Mylan NV(a)	215,960	$9,137,268
ADVERTISING & MARKETING — 2.0%
WPP plc (Britain)	439,489	$7,957,178
INVESTMENT COMPANIES — 2.0%
Groupe Bruxelles Lambert SA (Belgium)	72,700	$7,849,742
INTERNET BASED SERVICES — 1.8%
Expedia, Inc.	59,453	$7,120,686
LIFE SCIENCE EQUIPMENT — 1.5%
Thermo Fisher Scientific, Inc.	30,380	$5,768,554

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

COMMON STOCKS (Continued)	Shares or Principal Amount	Fair Value
INTEGRATED OILS — 1.1%
Gazprom PJSC (ADR) (Russia)	323,590	$1,427,032
Lukoil PJSC (ADR) (Russia)	37,100	2,122,862
Rosneft Oil Co. PJSC (GDR) (Russia)	145,630	726,694
		$4,276,588
ELECTRICAL POWER EQUIPMENT — 1.0%
General Electric Co.	222,732	$3,886,673
BASE METALS — 0.9%
Alcoa Corporation(a)	26,521	$1,428,686
MMC Norilsk Nickel PJSC (ADR) (Russia)	111,630	2,091,946
		$3,520,632
HOUSEHOLD PRODUCTS — 0.7%
Unilever NV (CVA) (Britain)	48,330	$2,722,860
FOOD & DRUG STORES — 0.6%
Jardine Strategic Holdings, Ltd. (Hong Kong)	61,080	$2,417,546
EXPLORATION & PRODUCTION — 0.3%
Occidental Petroleum Corporation	14,880	$1,096,061
TOTAL COMMON STOCKS — 61.9% (Cost $183,971,496)		$240,153,261
BONDS & DEBENTURES
COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.7%
AGENCY — 0.0%
Government National Mortgage Association 2011-49 A — 2.45% 7/16/2038	$62,310	$62,244
AGENCY STRIPPED — 3.5%
Government National Mortgage Association 2012-58 IO — 0.721% 2/16/2053(b)	$12,385,029	$452,547
Government National Mortgage Association 2015-86 IO — 0.772% 5/16/2052(b)	2,984,795	163,268
Government National Mortgage Association 2014-171 IO — 0.786% 11/16/2055(b)	17,836,837	822,148
Government National Mortgage Association 2013-63 IO — 0.79% 9/16/2051(b)	17,734,499	954,324
Government National Mortgage Association 2013-74 IO — 0.795% 12/16/2053(b)	19,127,227	959,712
Government National Mortgage Association 2012-79 IO — 0.801% 3/16/2053(b)	7,842,026	324,084
Government National Mortgage Association 2013-13 IO — 0.803% 7/16/2047(b)	2,881,102	128,078
Government National Mortgage Association 2012-114 IO — 0.809% 1/16/2053(b)	16,792,110	918,552
Government National Mortgage Association 2012-109 IO — 0.815% 10/16/2053(b)	13,826,314	510,223
Government National Mortgage Association 2013-146 IO — 0.818% 11/16/2048(b)	16,751,723	674,540
Government National Mortgage Association 2014-153 IO — 0.823% 4/16/2056(b)	12,300,145	698,280
Government National Mortgage Association 2015-19 IO — 0.853% 1/16/2057(b)	8,723,543	547,830
Government National Mortgage Association 2014-187 IO — 0.91% 5/16/2056(b)	7,632,294	477,252
Government National Mortgage Association 2015-114 IO — 0.967% 3/15/2057(b)	2,202,140	131,169
Government National Mortgage Association 2015-108 IO — 0.986% 10/16/2056(b)	9,918,094	650,009
Government National Mortgage Association 2016-34 IO — 1.003% 1/16/2058(b)	5,664,037	436,708
Government National Mortgage Association 2016-45 IO — 1.003% 2/16/2058(b)	15,954,495	1,201,790
Government National Mortgage Association 2016-65 IO — 1.009% 1/16/2058(b)	6,415,135	495,888
Government National Mortgage Association 2016-125 IO — 1.064% 12/16/2057(b)	3,762,190	301,653
Government National Mortgage Association 2016-106 IO — 1.069% 9/16/2058(b)	6,478,075	534,066
Government National Mortgage Association 2016-119 IO — 1.126% 4/16/2058(b)	10,806,740	886,470
Government National Mortgage Association 2016-67 IO — 1.166% 7/16/2057(b)	15,265,478	1,230,019
		$13,498,610

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
NON-AGENCY — 1.2%
A10 Term Asset Financing LLC 2017-1A A1FX — 2.34% 3/15/2036(c)(e)	$463,784	$464,468
A10 Term Asset Financing LLC 2016-1 A1 — 2.42% 3/15/2035(c)	41,307	41,201
Aventura Mall Trust M 2013-AVM A — 3.743% 12/5/2032(b)(c)	970,000	999,507
Bear Stearns Commercial Mortgage Securities Trust 2005-PWR7 B — 5.214% 2/11/2041(b)	133,080	134,277
Citigroup Commercial Mortgage Trust 2006-C4 B — 6.188% 3/15/2049(b)	8,077	8,156
COMM Mortgage Trust 2014-FL5 B, 1M LIBOR + 2.150% — 3.582% 10/15/2031(b)(c)	339,000	338,330
COMM Mortgage Trust 2014-FL5 C, 1M LIBOR + 2.150% — 3.582% 10/15/2031(b)(c)	226,000	221,966
Credit Suisse Commercial Mortgage Trust Series 2016-MFF E, 1M LIBOR + 6.000% — 7.477% 11/15/2033(b)(c)	878,000	886,750
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C1 A3 — 5.058% 6/15/2043(c)	191,000	201,017
Latitude Management Real Estate Capital 2016-CRE2 A, 1M LIBOR + 1.700% — 2.994% 11/24/2031(b)(c)	444,000	448,440
Madison Avenue Trust M 2013-650M A — 3.843% 10/12/2032(c)	277,000	284,997
Morgan Stanley Capital I Trust 2006-HQ9 D — 5.862% 7/12/2044(b)	193,215	193,030
SCG Trust 2013-SRP1 AJ, 1M LIBOR + 1.950% — 3.427% 11/15/2026(b)(c)	380,000	378,888
Wells Fargo Commercial Mortgage Trust 2015-C26 A2 — 2.663% 2/15/2048	198,000	198,853
		$4,799,880
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES (Cost $18,457,546)		$18,360,734
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 4.0%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 1.3%
Federal Home Loan Mortgage Corporation 4664 TA — 3.00% 9/15/2037	$193,189	$195,473
Federal Home Loan Mortgage Corporation 3770 WA — 4.00% 11/15/2028	215,045	216,642
Federal Home Loan Mortgage Corporation 3957 BV — 4.00% 10/15/2029	102,332	102,550
Federal National Mortgage Association 2012-117 DA — 1.50% 12/25/2039	218,585	211,890
Federal National Mortgage Association 2017-16 JA — 3.00% 2/25/2043	841,989	848,854
Federal National Mortgage Association 2016-104 QA — 3.00% 11/25/2043	1,262,905	1,271,944
Federal National Mortgage Association 2014-4 KA — 3.00% 1/25/2044	92,070	92,381
Federal National Mortgage Association 2017-45 KD — 3.50% 2/25/2044	582,645	595,209
Federal National Mortgage Association 2017-52 KC — 3.50% 4/25/2044	564,761	577,153
Federal National Mortgage Association 2017-59 DC — 3.50% 5/25/2044	815,464	833,370
Federal National Mortgage Association 2003-78 B — 5.00% 8/25/2023	257,198	269,803
		$5,215,269
AGENCY POOL FIXED RATE — 0.8%
Federal Home Loan Mortgage Corporation G13122 — 5.00% 4/1/2023	$232,271	$243,470
Federal Home Loan Mortgage Corporation G15744 — 5.00% 6/1/2026	300,271	311,276
Federal Home Loan Mortgage Corporation G13145 — 5.50% 4/1/2023	487,213	513,101
Federal National Mortgage Association MA1212 — 2.50% 10/1/2022	404,515	406,989
Federal National Mortgage Association AL8274 — 4.50% 12/1/2018	311,713	313,516
Federal National Mortgage Association 889109 — 5.00% 1/1/2023	176,112	183,442
Federal National Mortgage Association AE0286 — 5.00% 4/1/2025	260,604	273,285
Federal National Mortgage Association AL7725 — 5.00% 9/1/2025	518,076	538,558
Federal National Mortgage Association 256717 — 5.50% 5/1/2022	154,625	161,859
		$2,945,496
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 1.9%
BCAP LLC Trust 2010-RR8 2A6 — 2.968% 11/26/2036(b)(c)	$7,760	$7,748
CIM Trust 2017-7 A, VRN — 3.00% 4/25/2057(b)(c)	923,680	925,171
Finance of America Structured Securities Trust 2017-HB1 A — 2.321% 11/25/2027(b)(c)(e)	456,577	456,089
Finance of America Structured Securities Trust 2017-HB1 M1 — 2.84% 11/25/2027(b)(c)(e)	379,000	378,321
Nationstar HECM Loan Trust 2016-3A A — 2.013% 8/25/2026(c)	44,577	44,590

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
Nationstar HECM Loan Trust 2017-2A A1 — 2.038% 9/25/2027(b)(c)	$283,342	$283,342
Nationstar HECM Loan Trust 2017-2A M1 — 2.815% 9/25/2027(b)(c)	316,000	316,543
Nomura Resecuritization Trust 2016-1R 3A1 — 5.00% 9/28/2036(b)(c)	147,419	152,973
RiverView HECM Trust 2007-1 A, 1 year Treasury + 0.500% — 1.81% 5/25/2047(b)(c)	529,660	447,230
Towd Point Mortgage Trust 2016-3 A1 — 2.25% 4/25/2056(b)(c)	567,086	561,597
Towd Point Mortgage Trust 2015-5 A1B, VRN — 2.75% 5/25/2055(b)(c)	240,090	240,151
Towd Point Mortgage Trust 2015-1 AES — 3.00% 10/25/2053(b)(c)	475,089	477,369
Towd Point Mortgage Trust 2015-3 A1B, VRN — 3.00% 3/25/2054(b)(c)	416,020	417,816
Towd Point Mortgage Trust 2015-4 A1 — 3.50% 4/25/2055(b)(c)	880,567	893,587
Towd Point Mortgage Trust 2015-2 2A1 — 3.75% 11/25/2057(b)(c)	1,192,296	1,214,370
VOLT XL LLC 2015-NP14 A1 — 4.375% 11/27/2045(c)(f)	332,770	333,049
VOLT XXV LLC 2015-NPL8 A1 — 3.50% 6/26/2045(c)(f)	324,728	324,737
		$7,474,683
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $15,738,086)		$15,635,448
ASSET-BACKED SECURITIES — 21.2%
AUTO — 6.4%
Ally Auto Receivables Trust 2017-1 B — 2.35% 3/15/2022	$101,000	$100,117
Ally Auto Receivables Trust 2017-1 C — 2.48% 5/16/2022	191,000	189,429
American Credit Acceptance Receivables Trust 2017-4 B — 2.61% 5/10/2021(c)	216,000	215,851
AmeriCredit Automobile Receivables Trust 2017-4 A3 — 2.04% 7/18/2022	402,000	400,194
AmeriCredit Automobile Receivables Trust 2017-1 C — 2.71% 8/18/2022	203,000	201,821
BMW Vehicle Lease Trust 2017-1 A4 — 2.18% 6/22/2020	501,000	499,849
BMW Vehicle Lease Trust 2017-2 A4 — 2.19% 3/22/2021	247,000	246,175
Capital Auto Receivables Asset Trust 2016-3 A3 — 1.54% 8/20/2020	252,000	251,341
Capital Auto Receivables Asset Trust 2015-2 A3 — 1.73% 9/20/2019	613,372	613,316
Capital Auto Receivables Asset Trust 2016-1 B — 2.67% 12/21/2020	114,000	114,080
CarMax Auto Owner Trust 2017-4 A3 — 2.11% 10/17/2022	225,000	223,770
Credit Acceptance Auto Loan Trust 2016-2A A — 2.42% 11/15/2023(c)	250,000	250,522
Credit Acceptance Auto Loan Trust 2017-2A A — 2.55% 2/17/2026(c)	1,351,000	1,350,887
Credit Acceptance Auto Loan Trust 2017-3A A — 2.65% 6/15/2026(c)	445,000	444,596
Credit Acceptance Auto Loan Trust 2016-3A B — 2.94% 10/15/2024(c)	548,000	545,784
Credit Acceptance Auto Loan Trust 2015-2A B — 3.04% 8/15/2023(c)	566,000	567,999
Credit Acceptance Auto Loan Trust 2016-2A B — 3.18% 5/15/2024(c)	601,000	601,914
Credit Acceptance Auto Loan Trust 2017-3A B — 3.21% 8/17/2026(c)	941,000	934,163
Credit Acceptance Auto Loan Trust 2016-3A C — 3.60% 4/15/2025(c)	339,000	341,348
DT Auto Owner Trust 2016-4A B — 2.02% 8/17/2020(c)	366,000	365,289
DT Auto Owner Trust 2017-4A B — 2.44% 1/15/2021(c)	274,000	273,265
DT Auto Owner Trust 2017-1A C — 2.70% 11/15/2022(c)	503,000	500,960
DT Auto Owner Trust 2017-4A C — 2.86% 7/17/2023(c)	236,000	236,074
Exeter Automobile Receivables Trust 2016-3A A — 1.84% 11/16/2020(c)	251,727	251,443
Exeter Automobile Receivables Trust 2017-1A B — 3.00% 12/15/2021(c)	237,000	236,142
First Investors Auto Owner Trust 2016-2A A2 — 1.87% 11/15/2021(c)	148,000	147,382
First Investors Auto Owner Trust 2016-1A A1 — 1.92% 5/15/2020(c)	112,855	112,844
First Investors Auto Owner Trust 2016-1A A2 — 2.26% 4/15/2021(c)	1,096,000	1,095,276
First Investors Auto Owner Trust 2017-1A B — 2.67% 4/17/2023(c)	115,000	114,201
First Investors Auto Owner Trust 2017-1A C — 2.95% 4/17/2023(c)	219,000	217,436
GM Financial Automobile Leasing Trust 2016-3 C — 2.38% 5/20/2020	208,000	206,778
GM Financial Automobile Leasing Trust 2017-2 B — 2.43% 6/21/2021	597,000	590,980
GM Financial Automobile Leasing Trust 2017-1 B — 2.48% 8/20/2020	1,320,000	1,316,118
GM Financial Automobile Leasing Trust 2017-1 C — 2.74% 8/20/2020	597,000	594,057
GM Financial Automobile Leasing Trust 2017-2 C — 2.84% 6/21/2021	100,000	99,027
Hyundai Auto Lease Securitization Trust 2016-C B — 1.86% 5/17/2021(c)	359,000	355,688

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
Hyundai Auto Lease Securitization Trust 2017-C A4 — 2.21% 9/15/2021(c)	$265,000	$264,525
Nissan Auto Lease Trust 2017-A A3 — 1.91% 4/15/2020	567,000	564,879
Nissan Auto Lease Trust 2017-B A4 — 2.17% 12/15/2021	292,000	290,199
Prestige Auto Receivables Trust 2016-1A A3 — 1.99% 6/15/2020(c)	1,256,000	1,256,299
Prestige Auto Receivables Trust 2016-2A B — 2.19% 11/15/2022(c)	673,000	666,725
Prestige Auto Receivables Trust 2017-1A B — 2.39% 5/16/2022(c)	319,000	315,197
Prestige Auto Receivables Trust 2017-1A C — 2.81% 1/17/2023(c)	787,000	782,678
Prestige Auto Receivables Trust 2016-2A C — 2.88% 11/15/2022(c)	327,000	326,184
Santander Drive Auto Receivables Trust 2015-2 B — 1.83% 1/15/2020	45,781	45,779
Santander Drive Auto Receivables Trust 2017-3 B — 2.19% 3/15/2022	797,000	790,329
Santander Drive Auto Receivables Trust 2014-2 C — 2.33% 11/15/2019	404,195	404,621
Santander Drive Auto Receivables Trust 2017-1 C — 2.58% 5/16/2022	209,000	207,466
Santander Drive Auto Receivables Trust 2016-2 C — 2.66% 11/15/2021	131,000	131,411
Santander Drive Auto Receivables Trust 2013-5 D — 2.73% 10/15/2019	437,694	438,744
Santander Drive Auto Receivables Trust 2017-2 C — 2.79% 8/15/2022	327,000	325,744
Westlake Automobile Receivables Trust 2016-3A B — 2.07% 12/15/2021(c)	1,349,000	1,344,955
Westlake Automobile Receivables Trust 2016-1A B — 2.68% 9/15/2021(c)	879,710	879,895
Westlake Automobile Receivables Trust 2017-1A C — 2.70% 10/17/2022(c)	411,000	410,678
World Omni Automobile Lease Securitization Trust 2017-A A4 — 2.32% 8/15/2022	149,000	149,007
World Omni Automobile Lease Securitization Trust 2017-A B — 2.48% 8/15/2022	276,000	274,624
		$24,676,055
COLLATERALIZED LOAN OBLIGATION — 5.6%
Adams Mill CLO Ltd. 2014-1A B2R — 3.35% 7/15/2026(c)	$250,000	$248,077
Black Diamond CLO Ltd. 2014-1A A1R, 3M USD LIBOR + 1.150% — 2.503% 10/17/2026(b)(c)	893,000	895,424
BlueMountain CLO Ltd. 2013-4A — 3.36% 4/15/2025(c)	250,000	250,766
Cerberus Loan Funding XVIII LP 2017-1A A, 3M USD LIBOR + 1.750% — 3.109% 4/15/2027(b)(c)	1,138,000	1,139,854
Cerberus Loan Funding XXI LP 2017-4A A, FRN 3M USD LIBOR + 1.45% — 3.001% 10/15/2027(b)(c)	857,000	856,972
CIFC Funding 2013-III Ltd. 2013-3A A2BR — 3.40% 10/24/2025(c)	250,000	250,207
CIFC Funding 2013-IV Ltd. 2013-4A A2R — 2.72% 11/27/2024(c)	403,000	403,311
Elm Trust 2016-1A A2 — 4.163% 6/20/2025(c)	356,000	358,948
Flagship VII Ltd. 2013-7A A2R — 2.70% 1/20/2026(c)	475,000	475,294
Fortress Credit Opportunities IX CLO Ltd. 2017-9A A1T, FRN 3M USD LIBOR +1.55% — 2.966% 11/15/2029(b)(c)	613,000	614,103
Fortress Credit Opportunities IX CLO Ltd. 2017-9A E, FRN 3M USD LIBOR + 7.25% — 8.666% 11/15/2029(b)(c)	328,000	319,287
Fortress Credit Opportunities V CLO Ltd. 2014-5A A1FR — 3.40% 10/15/2026(c)	683,000	682,559
Fortress Credit Opportunities V CLO Ltd. 2014-5A A2R — 3.75% 10/15/2026(c)	178,000	178,027
Fortress Credit Opportunities VII CLO, Ltd. 2016-7I E, 3M USD LIBOR + 7.490% — 8.81% 12/15/2028(b)	561,000	563,521
Halcyon Loan Advisors Funding 2015-3A A1R, 3M USD LIBOR + 0.90% — 2.904% 10/18/2027(b)(c)	1,089,000	1,089,000
Halcyon Loan Advisors Funding 2015-1A AR, FRN 3M USD LIBOR + 0.92% — 2.283% 4/20/2027(b)(c)	1,304,000	1,304,434
Halcyon Loan Advisors Funding 2014-3A AR, 3M USD LIBOR + 1.100% — 2.463% 10/22/2025(b)(c)	491,000	492,196
ICG US CLO Ltd. 2014-3A A1BR — 2.97% 1/25/2027(c)	933,000	934,394
Ivy Hill Middle Market Credit Fund VII Ltd. 7A AR, FRN 3M USD LIBOR + 1.53% — 2.893% 10/20/2029(b)(c)	250,000	250,756
Jamestown CLO III Ltd. 2013-3A A1BR — 2.753% 1/15/2026(c)	451,000	451,355
MidOcean Credit CLO I 2012-1A A2R, 3M USD LIBOR + 2.500% — 3.86% 1/15/2024(b)(c)	504,000	505,584
Nelder Grove CLO Ltd. 2014-1A AFR — 3.00% 8/28/2026(c)	250,000	250,454
NewMark Capital Funding CLO, Ltd. 2014-2A AFR — 3.077% 6/30/2026(c)	250,000	250,382

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
NewMark Capital Funding CLO, Ltd. 2014-2A BFR — 3.669% 6/30/2026(c)	$278,000	$278,524
Northwoods Capital X Ltd. 2013-10A A2R — 2.649% 11/4/2025(c)	797,000	797,397
Northwoods Capital X Ltd. 2013-10A B2R — 3.442% 11/4/2025(c)	250,000	250,382
Oaktree CLO Ltd. 2014-2A A1BR — 2.953% 10/20/2026(c)	293,000	293,426
Ocean Trails CLO V 2014-5A C2R — 4.70% 10/13/2026(c)	186,000	187,060
OHA Loan Funding LLC 2014-1A A2R — 2.95% 10/20/2026(c)	569,000	567,929
Peaks CLO 1, Ltd. 2014-1A C, 3M USD LIBOR + 3.500% — 5.222% 6/15/2026(b)(c)	344,000	344,191
Peaks CLO, 1 Ltd. 2014-1A A, 3M USD LIBOR + 1.750% — 3.11% 6/15/2026(b)(c)	839,000	839,117
Senior Credit Fund SPV LLC 2016-1A — 3.033% 12/19/2025(e)	925,000	926,665
Silvermore CLO Ltd. 2014-1A A1R, 3M USD LIBOR + 1.170% — 2.586% 5/15/2026(b)(c)	664,000	664,222
Symphony CLO XII Ltd. 2013-12A B2R — 3.50% 10/15/2025(c)	427,000	427,262
Telos CLO 2013-3A AR, 3M USD LIBOR + 1.300% — 2.653% 7/17/2026(b)(c)	461,000	464,222
Telos CLO 2013-3A BR, 3M USD LIBOR + 2.000% — 3.271% 7/17/2026(b)(c)	549,000	550,198
Telos CLO, Ltd. 2014-5A A, 3M USD LIBOR + 1.550% — 2.903% 4/17/2025(b)(c)	828,000	828,939
Washington Mill CLO Ltd. 2014-1A A2R — 2.90% 4/20/2026(c)	250,000	250,308
Washington Mill CLO Ltd. 2014-1A B2R — 3.60% 4/20/2026(c)	317,000	317,644
West CLO Ltd. 2014-2A A1BR — 2.724% 1/16/2027(c)(e)	233,000	233,000
West CLO Ltd. 2013-1A A1BR — 2.745% 11/7/2025(c)	418,000	418,297
West CLO Ltd. 2013-1A A2BR — 3.393% 11/7/2025(c)	250,000	250,128
Zais CLO 2 Ltd. 2014-2A A1BR — 2.92% 7/25/2026(c)	250,000	250,326
		$21,904,142
CREDIT CARD — 1.5%
Cabela's Credit Card Master Note Trust 2016-1 A1 — 1.78% 6/15/2022	$1,343,000	$1,335,271
Capital One Multi-Asset Execution Trust 2016-A6 A6 — 1.82% 9/15/2022	1,051,000	1,045,388
Capital One Multi-Asset Execution Trust 2017-A1 A1 — 2.00% 1/17/2023	1,321,000	1,315,653
Discover Card Execution Note Trust 2014-A4 A4 — 2.12% 12/15/2021	1,152,000	1,152,540
Synchrony Credit Card Master Note Trust 2015-3 A — 1.74% 9/15/2021	1,012,000	1,010,720
Synchrony Credit Card Master Note Trust 2016-3 B — 1.91% 9/15/2022	104,000	102,859
		$5,962,431
EQUIPMENT — 4.7%
ARI Fleet Lease Trust 2015-A A2 — 1.11% 11/15/2018(c)	$36,915	$36,903
ARI Fleet Lease Trust 2016-A A2 — 1.82% 7/15/2024(c)	221,024	220,865
Ascentium Equipment Receivables LLC 2015-2A B — 2.62% 12/10/2019(c)	1,256,000	1,260,861
Ascentium Equipment Receivables Trust 2016-1A A2 — 1.75% 11/13/2018(c)	150,198	150,165
Ascentium Equipment Receivables Trust 2017-2A A3 — 2.31% 12/10/2021(c)	288,000	286,389
Avis Budget Rental Car Funding AESOP LLC 2014-2A A — 2.50% 2/20/2021(c)	172,000	172,002
Avis Budget Rental Car Funding AESOP LLC 2015-1A A — 2.50% 7/20/2021(c)	1,282,000	1,280,625
Avis Budget Rental Car Funding AESOP LLC 2015-2A A — 2.63% 12/20/2021(c)	616,000	614,142
CCG Receivables Trust 2015-1 A2 — 1.46% 11/14/2018(c)	15,967	15,964
Chesapeake Funding II LLC 2016-2A A1 — 1.88% 6/15/2028(c)	571,773	570,711
Chesapeake Funding II LLC 2016-1A A1 — 2.11% 3/15/2028(c)	864,360	864,917
Chesapeake Funding II LLC 2017-4A A1 — 2.12% 11/15/2029(c)	724,000	720,972
Coinstar Funding LLC Series 2017-1A A2 — 5.216% 4/25/2047(c)	226,860	235,424
Dell Equipment Finance Trust 2017-2 A3 — 2.19% 10/24/2022(c)	179,000	178,386
Enterprise Fleet Financing LLC 2015-1 A2 — 1.30% 9/20/2020(c)	40,094	40,077
Enterprise Fleet Financing LLC 2016-2 A2 — 1.74% 2/22/2022(c)	347,155	346,430
Enterprise Fleet Financing LLC 2016-1 A2 — 1.83% 9/20/2021(c)	626,518	626,170
Enterprise Fleet Financing LLC 2017-2 A2 — 1.97% 1/20/2023(c)	384,000	383,118
Enterprise Fleet Financing LLC 2017-3 A2 — 2.13% 5/22/2023(c)	455,000	454,370
Enterprise Fleet Financing LLC 2017-1 A3 — 2.60% 7/20/2022(c)	275,000	276,343
GreatAmerica Leasing Receivables Funding LLC Series 2016-1 A3 — 1.73% 6/20/2019(c)	845,187	844,267
GreatAmerica Leasing Receivables Funding LLC Series 2017-1 A4 — 2.36% 1/20/2023(c)	177,000	175,397
GreatAmerica Leasing Receivables Funding LLC Series 2017-1 C — 2.89% 1/22/2024(c)	250,000	247,545

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
Hertz Fleet Lease Funding LP 2016-1 A2 — 1.96% 4/10/2030(c)	$1,050,073	$1,043,787
Hertz Fleet Lease Funding LP 2017-1 A2 — 2.13% 4/10/2031(c)	548,000	546,213
Leaf Receivables Funding 12 LLC 2017-1 A3 — 2.07% 8/15/2020(c)	203,000	202,486
Leaf Receivables Funding 12 LLC 2017-1 A4 — 2.43% 7/15/2021(c)	149,000	148,338
MMAF Equipment Finance LLC 2017-B A3 — 2.21% 10/17/2022(c)	499,000	496,679
NextGear Floorplan Master Owner Trust 2015-2A A — 2.38% 10/15/2020(c)	517,000	517,520
NextGear Floorplan Master Owner Trust 2017-1A A2 — 2.54% 4/18/2022(c)	620,000	614,639
NextGear Floorplan Master Owner Trust 2017-2A B — 3.02% 10/17/2022(c)	270,000	268,195
Prop Series 2017-1A — 5.30% 3/15/2042(e)	1,000,530	1,012,436
Verizon Owner Trust 2016-2A A — 1.68% 5/20/2021(c)	240,000	238,345
Verizon Owner Trust 2017-2A A — 1.92% 12/20/2021(c)	707,000	702,387
Verizon Owner Trust 2017-1A A — 2.06% 9/20/2021(c)	269,000	268,066
Verizon Owner Trust 2016-2A B — 2.15% 5/20/2021(c)	269,000	266,665
Verizon Owner Trust 2017-2A B — 2.22% 12/20/2021(c)	645,000	637,241
Verizon Owner Trust 2017-1A B — 2.45% 9/20/2021(c)	918,000	917,963
Volvo Financial Equipment LLC Series 2016-1A A2 — 1.44% 10/15/2018(c)	12,039	12,037
Volvo Financial Equipment LLC Series 2017-1A A4 — 2.21% 11/15/2021(c)	159,000	157,614
		$18,052,654
OTHER — 3.0%
Conn Funding II LP 2017-B B — 4.52% 11/15/2020(c)	$200,000	$199,990
New Residential Advance Receivables Trust 2015-ON1 2016-T4 AT4 — 3.107% 12/15/2050(c)(e)	1,345,000	1,338,100
New Residential Advance Receivables Trust Advance Receivables Backed 2016-T1 AT1 — 2.751% 6/15/2049(c)	679,500	675,423
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2016-T2 AT2 — 2.575% 10/15/2049(c)	1,362,000	1,348,986
New Residential Advance Receivables Trust Advance Receivables Backed Notes 2017-T1 AT1 — 3.214% 2/15/2051(c)(e)	1,262,000	1,256,965
Ocwen Master Advance Receivables Trust 2017-T1 AT1 — 2.499% 9/15/2048(c)	148,000	148,110
Ocwen Master Advance Receivables Trust 2016-T1 AT1 — 2.521% 8/17/2048(c)	1,343,000	1,340,902
Oportun Funding III LLC 2016-B A — 3.69% 7/8/2021(c)	264,000	263,793
Oportun Funding IV LLC 2016-C A — 3.28% 11/8/2021(c)	261,000	259,065
Oportun Funding VII LLC 2017-B A — 3.22% 10/10/2023(c)	250,000	248,546
Panhandle-Plains Student Finance Corporation 2001-1 A2 — 3.052% 12/1/2031(e)	600,000	596,250
PFS Financing Corp. 2017-D A — 2.40% 10/17/2022(c)	430,000	429,891
PFS Financing Corp. 2017-D B — 2.74% 10/17/2022(c)	202,000	201,970
PFS Financing Corporation 2016-BA A — 1.87% 10/15/2021(c)	320,000	315,702
PFS Financing Corporation 2017-BA A2 — 2.22% 7/15/2022(c)	588,000	583,372
PFS Financing Corporation 2017-BA B — 2.57% 7/15/2022(c)	195,000	193,827
PFS Financing Corporation 2016-A A, 1M LIBOR + 1.200% — 2.677% 2/18/2020(b)(c)	1,516,000	1,517,736
Unison Ground Lease Funding LLC 2013-1 B — 5.78% 3/15/2043(c)(e)	349,000	346,811
WCP ISSUER LLC 2013-1 B — 6.657% 8/15/2043(c)(e)	409,000	423,716
		$11,689,155
TOTAL ASSET-BACKED SECURITIES (Cost $82,334,603)		$82,284,437
CORPORATE BONDS & NOTES — 0.6%
COMMUNICATIONS — 0.1%
Cisco Systems, Inc. — 2.45% 6/15/2020	$528,000	$530,999
CONSUMER, CYCLICAL — 0.0%
Continental Airlines 2000-1 Class B Pass Through Trust — 8.388% 5/1/2022	$753	$841
Northwest Airlines 1999-2 Class C Pass Through Trust — 8.304% 9/1/2010(e)	232,812	88,469
US Airways 1998-1B Pass Through Trust — 7.35% 7/30/2019	53,755	53,217
		$142,527

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

BONDS & DEBENTURES (Continued)	Principal Amount	Fair Value
CONSUMER, NON-CYCLICAL — 0.1%
StoneMor Partners LP / Cornerstone Family Services of West Virginia Subsidiary — 7.875% 6/1/2021	$209,000	$205,342
ENERGY — 0.1%
PHI, Inc. — 5.25% 3/15/2019	$306,000	$305,602
FINANCIAL — 0.1%
Berkshire Hathaway Finance Corporation, 3M USD LIBOR + 0.260% — 1.676% 8/15/2019(b)	$336,000	$337,448
N671US Trust — 7.50% 9/15/2020(c)(e)	107,595	107,865
		$445,313
INDUSTRIAL — 0.0%
Air 2 US — 10.127% 10/1/2020(c)(e)	$426,921	$93,923
TECHNOLOGY — 0.2%
Apple, Inc. — 1.90% 2/7/2020	$750,000	$746,688
Oracle Corporation — 3.875% 7/15/2020	21,000	21,854
		$768,542
TOTAL CORPORATE BONDS & NOTES (Cost $2,565,315)		$2,492,248
CORPORATE BANK DEBT — 1.7%
ABG Intermediate Holdings 2 LLC, 3M LIBOR + 7.75% — 9.44% 9/29/2025(g)	$131,000	$132,310
ACCTL2 3M LIBOR + 4.75% — 6.13% 7/28/2023(e)(g)	515,495	512,567
Intelsat Jackson Holding SA, 3M LIBOR + 2.75% — 4.21% 6/30/2019(g)	705,680	704,212
Internap Corp. TL 3M LIBOR + 7.00% — 8.41% 4/6/2022(g)	497,500	501,853
JC Penney Corporation, Inc., 1M LIBOR + 4.25% — 5.73% 6/23/2023(g)	542,477	506,880
Logix Holding Co. LLC TL 1M LIBOR + 5.75% — 7.25% 7/17/2024(g)	311,000	313,721
MB1DDTL, Term Loan First Lien Delayed Draw, 1 M LIBOR + 1.00% — 2.33% 2/23/2019(d)(e)(g)	28,348	(56)
MB1LTL, 1M LIBOR + 5.00% — 6.38% 12/2/2022(e)(g)	730,975	729,542
MB2LTL, 1M LIBOR + 9.25% — 10.63% 6/2/2023(e)(g)	184,000	183,174
OTGDDTL — 1.00% 8/26/2021(d)(e)(g)	14,600	349
OTGTL 3M LIBOR + 8.50% — 9.87% 8/26/2021(e)(g)	565,400	567,605
SDTL 1M LIBOR + 6.00% — 7.57% 12/22/2021(e)(g)	370,500	369,526
Sears Roebuck Acceptance Corp. TL, 3M LIBOR + 4.50% — 6.07% 6/30/2018(g)	299,450	296,270
Xplornet Communication, Inc. TL-B 3M LIBOR + 4.75% — 6.44% 9/9/2021(g)	1,079,891	1,089,340
ZW1L 3M LIBOR + 5.00% — 6.61% 11/16/2022(e)(g)	366,300	365,007
ZW2L 3M LIBOR + 9.00% — 10.42% 11/16/2023(e)(g)	130,000	129,217
TOTAL CORPORATE BANK DEBT (Cost $6,357,908)		$6,401,517
U.S. TREASURIES — 0.9%
U.S. Treasury Notes — 1.375% 8/31/2020	$2,693,000	$2,653,720
U.S. Treasury Notes — 1.375% 10/31/2020	891,000	876,562
TOTAL U.S. TREASURIES (Cost $3,600,296)		$3,530,282
TOTAL BONDS & DEBENTURES — 33.1% (Cost $129,053,754)		$128,704,666
TOTAL INVESTMENT SECURITIES — 95.0% (Cost $313,025,250)		$368,857,927

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2017

	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS — 4.9%
State Street Bank Repurchase Agreement — 0.20% 1/2/2018 (Dated 12/29/2017, repurchase price of $18,882,420, collateralized by $19,880,000 principal amount U.S. Treasury Notes — 1.125% 2021, fair value $19,262,845)	$18,882,000	$18,882,000
TOTAL SHORT-TERM INVESTMENTS (Cost $18,882,000)		$18,882,000
TOTAL INVESTMENTS — 99.9% (Cost $331,907,250)		$387,739,927
Other Assets and Liabilities, net — 0.1%		524,512
NET ASSETS — 100.0%		$388,264,439

(a)  Non-income producing security.

(b)  Variable/Floating Rate Security — The rate shown is based on the latest available information as of December 31, 2017. For Senior Loan Notes, the rate shown may represent a weighted average interest rate. Certain variable rate securities are not based on a published rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(c)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)  These securities have been valued in good faith under policies adopted by authority of the Board of Director in accordance with the Fund's fair value procedures. These securities constituted 0.00% of total net assets at December 31, 2017.

(e)  Investments categorized as a significant unobservable input (Level 3) (See Note F of the Notes to Financial Statements).

(f)  Step Coupon — Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2017.

(g)  Restricted securities. These restricted securities constituted 1.65% of total net assets at December 31, 2017, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

See notes to financial statements.

SOURCE CAPITAL, INC.
PORTFOLIO OF INVESTMENTS —
RESTRICTED SECURITIES

December 31, 2017

Issuer	Acquisition Date(s)	Cost	Fair Value	Fair Value as a % of Net Assets
ABG Intermediate Holdings 2 LLC, 3M LIBOR + 7.75% — 9.44% 9/29/2025	09/26/2017	$130,046	$132,310	0.03%
ACCTL2 6.13% 7/28/2023	09/19/2016, 12/30/2016	511,276	512,567	0.13%
Intelsat Jackson Holding SA, 3M LIBOR + 2.75% — 4.21% 6/30/2019 03/21/2017, 03/27/2017, 06/02/2017, 06/21/2017, 06/22/2017, 06/23/2017, 06/27/2017, 11/20/2017,	03/09/2017, 03/10/2017, 11/28/2017	700,961	704,212	0.18%
Internap Corp. TL 3M LIBOR + 2.75% — 8.41% 4/6/2022	04/03/2017	490,916	501,853	0.13%
JC Penney Corporation, Inc., 1M LIBOR + 4.25% — 0.00% 6/23/2023	10/4/2017, 10/5/2017, 10/6/2017, 10/11/2017	523,770	506,880	0.13%
Logix Holding Co. LLC TL 1M LIBOR + 5.75% — 7.25% 7/17/2024	08/11/2017	307,890	313,721	0.08%
MB1DDTL, Term Loan First Lien Delayed Draw, 1M LIBOR + 2.26% — 0.00% 2/23/2019	08/29/2017	—	(56)	0.00%
MB1LTL, 1M LIBOR + 5.00% — 6.38% 12/2/2022 04/11/2017, 05/05/2017, 07/18/2017, 07/21/2017, 08/23/2017, 08/29/2017, 09/20/2017, 11/01/2017,	12/02/2016, 01/31/2017, 11/03/2017, 11/06/2017	724,560	729,542	0.19%
MB2LTL, 1M LIBOR + 9.25% — 10.63% 6/2/2023	12/02/2016, 01/31/2017	181,548	183,174	0.05%
OTGDDTL — 1.00% 8/26/2021	08/26/2016	—	349	0.00%
OTGTL 3M LIBOR + 8.50% — 9.87% 8/26/2021 05/26/2017, 06/14/2017, 08/26/2017, 08/30/2017,	08/26/2016, 02/28/2017, 11/30/2017	557,178	567,605	0.15%
SDTL — 7.57% 12/22/2021	12/22/2016	364,429	369,526	0.10%
Sears Roebuck Acceptance Corp. TL, 3M LIBOR + 4.50% — 6.07% 6/30/2018 08/10/2017, 09/11/2017, 09/12/2017, 09/13/2017,	08/01/2017, 08/03/2017, 09/25/2017, 10/05/2017	297,408	296,270	0.08%
Xplornet Communication, Inc. TL-B 3M LIBOR + 4.75% — 6.44% 9/9/2021	09/08/2016, 09/20/2016,
	10/7/2016, 10/14/2016 05/22/2017, 10/18/2017	1,076,420	1,089,340	0.28%
ZW1L 3M LIBOR + 5.00% — 6.61% 11/16/2022	11/17/2016	363,227	365,007	0.09%
ZW2L 3M LIBOR + 9.00% — 10.42% 11/16/2023	11/17/2016	128,279	129,217	0.03%
TOTAL RESTRICTED SECURITIES		$6,357,908	$6,401,517	1.65%

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

ASSETS
Investment securities — at fair value (identified cost $313,025,250)	$368,857,927
Short-term investments — at amortized cost (maturities 60 days or less)	18,882,000
Cash	173
Receivable for:
Dividends and interest	735,481
Investment securities sold	730,783
Total assets	389,206,364
LIABILITIES
Payable for:
Investment securities purchased	523,346
Advisory fees	227,978
Accrued expenses and other liabilities	190,601
Total liabilities	941,925
NET ASSETS	$388,264,439
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,617,364 shares	$8,617,364
Additional Paid-in Capital	319,893,679
Undistributed net realized gain	3,921,344
Unrealized appreciation of investments	55,832,052
NET ASSETS	$388,264,439
NET ASSET VALUE
Common Stock net asset value per share	$45.06
Common Stock market price per share	$40.76

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENT OF OPERATIONS

For the year ended December 31, 2017

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $155,343)	$4,021,102
Interest	3,826,989
Total investment income	7,848,091
EXPENSES
Advisory fees	2,605,877
Director fees and expenses	183,314
Audit and tax services fees	174,733
Transfer agent fees and expenses	145,736
Legal fees	126,211
Reports to shareholders	100,933
Custodian fees	75,717
Filing fees	24,976
Administrative services fees	19,211
Professional fees	17,356
Other	26,130
Total expenses	3,500,194
Net expenses	3,500,194
Net investment income	4,347,897
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	7,692,145
Foreign currency transactions	1,627
Net change in unrealized appreciation (depreciation) of:
Investments	36,648,293
Translation of foreign currency denominated amounts	21,335
Net realized and unrealized gain	44,363,400
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,711,297

See notes to financial statements.

SOURCE CAPITAL, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2017	Year Ended December 31, 2016
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,347,897	$3,480,750
Net realized gain	7,693,772	9,375,972
Net change in unrealized appreciation	36,669,628	15,010,789
Net increase in net assets resulting from operations	48,711,297	27,867,511
Distributions to shareholders from:
Net investment income	(6,091,999)	(13,675,279)
Net realized capital gains	(8,824,641)	(291,248,826)
Total distributions	(14,916,640)	(304,924,105)
Capital Stock transactions:
Cost of Capital Stock repurchased	(861,448)	(537,208)
Capital contributions	—	471,020
Net decrease from Capital Stock transactions	(861,448)	(66,188)
Total change in net assets	32,933,209	(277,122,782)
NET ASSETS
Beginning of Year	355,331,230	632,454,012
End of Year	$388,264,439	$355,331,230
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock repurchased	(23,027)	(14,849)
Change in Capital Stock outstanding	(23,027)	(14,849)

See notes to financial statements.

SOURCE CAPITAL, INC.
FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout each year

	Year Ended December 31,
	2017	2016	2015	2014	2013
Per share operating performance:
Net asset value at beginning of year	$41.12	$73.07	$80.44	$73.94	$59.06
Income from investment operations:
Net investment income(1)	$0.50	$0.40	$0.02	$0.14	$0.14
Net realized and unrealized gain (loss) on investment securities	5.17	2.82	(3.39)	10.56	17.74
Total from investment operations	$5.67	$3.24	$(3.37)	$10.70	$17.88
Distributions to Common shareholders:
Dividends from net investment income	$(0.71)	$(1.58)	$(0.04)	$(0.18)	$(0.22)
Distributions from net realized capital gains	(1.02)	(33.65)	(3.96)	(4.02)	(2.78)
Total distributions	$(1.73)	$(35.23)	$(4.00)	$(4.20)	$(3.00)
Capital Stock repurchased	— *	$0.01	—	—	—
Capital contributions(4)	—	$0.05	—	—	—
Net asset value at end of year	$45.06	$41.12	$73.07	$80.44	$73.94
Per share market value at end of year	$40.76	$35.95	$66.26	$72.13	$67.10
Total investment return(2)	18.42%	8.13%	(2.76)%	14.20%	34.80%
Net asset value total return(3)	14.01%	9.05%	(4.38)%	14.90%	30.90%
Ratios/supplemental data:
Net assets, end of year (in $000's)	$388,264	$355,331	$632,454	$696,239	$639,974
Ratios based on average net assets applicable to Common Stock:
Expenses	0.94%	0.91%	0.85%	0.80%	0.84%
Net investment income	1.16%	0.87%	0.03%	0.19%	0.18%
Portfolio turnover rate	30%	35%	39%	6%	9%

(1)  Per share amount is based on average shares outstanding.

(2)  Based on market value per share, adjusted for reinvestment of distributions.

(3)  Based on net asset value per share, adjusted for reinvestment of distributions.

(4)  In 2016, 0.13% of the Fund's net asset value total return was the result of the Adviser's reimbursement of trade errors.

*  Rounds to less than $.01 per share.

See notes to financial statements.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS

December 31, 2017

NOTE A—Significant Accounting Policies

Source Capital, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Fund is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services—Investment Companies. The significant accounting policies followed by the Fund in the preparation of its financial statements include the following:

1. SECURITY VALUATON—The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

2. USE OF ESTIMATES—The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

3. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME—Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations. Distributions payable on the Common Stock are recorded on the ex-dividend date.

4. RECENT ACCOUNTING PRONOUNCEMENTS—In March 2017, the FASB issued Accounting Standards (ASU) No. Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20). The amendments in this update shorten the amortization period for certain callable debt securities held at a premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. For public entities this update will be effective for fiscal years beginning after December 15, 2018, and for interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the Fund's financial statements.

NOTE B—Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the emphasis on a value-oriented investment approach by the Fund's investment adviser, First Pacific Advisors, LLC ("Adviser"), generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE C—Capital Stock

The Fund did not issue any shares of Common Stock under its Dividend Reinvestment Plan for shareholders during the year ended December 31, 2017.

During the year ended year ended December 31, 2017, the Fund repurchased 23,027 of its outstanding shares at a weighted-average discount of 11.82% from net asset value per share. These repurchases were made pursuant to the stock repurchase program approved annually by the Fund's Board of Directors. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 10% of the Fund's outstanding shares. The Fund expects to repurchase its common stock when the discount to NAV of the trading price of its common stock on the NYSE is greater than 10%, subject to various factors, including the ability of the Fund to raise cash to repurchase shares in a tax-efficient manner.

NOTE D—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement (the "Agreement"), the Fund pays the Adviser, monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the year ended December 31, 2017, the Fund paid aggregate fees and expenses of $183,314 to all Directors who are not affiliated persons of the Adviser.

NOTE E—Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Dividends and distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at December 31, 2017:

Unrealized appreciation	$53,790,595
Accumulated net realized gains	5,963,425

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

The tax status of distributions paid during the fiscal years ended December 31, 2017 and 2016 were as follows:

	2017	2016
Dividends from ordinary income	$6,091,999	$6,266,931
Distributions from long-term capital gains	8,824,641	298,657,174

Cost of purchases of investment securities (excluding short-term investments) aggregated $104,385,578 for the year ended December 31, 2017. The proceeds and cost of securities sold resulting in net realized gains of $7,692,145 aggregated $110,555,006 and $102,862,861, respectively, for the year ended December 31, 2017. Realized gains or losses are based on the specific identification method.

The cost of investment securities held at December 31, 2017, was $315,067,332 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at December 31, 2017, for federal income tax purposes was $58,882,554 and $5,091,959, respectively resulting in net unrealized appreciation of $53,790,595. As of and during the year ended December 31, 2017, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2014 or by state tax authorities for years ended on or before December 31, 2013.

During the year ended December 31, 2017, the Fund reclassified $1,744,106 from Accumulated Net Realized Gain to Accumulated Net Investment Income to align financial reporting with tax reporting. These permanent differences are primarily due to differing book and tax treatment of foreign currency gains and losses, paydowns from mortgage-backed and other asset backed securities, return of capital distributions from investments and dividend re-designations. Net assets were not affected by these reclassifications.

NOTE F—Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of December 31, 2017:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Infrastructure Software	$34,807,092	$—	$—	$34,807,092
Diversified Banks	27,034,095	—	—	27,034,095
Aircraft & Parts	26,465,287	—	—	26,465,287
Internet Media	20,464,332	—	—	20,464,332
Consumer Finance	13,799,593	—	—	13,799,593
P&C Insurance	13,347,707	—	—	13,347,707
Insurance Brokers	13,020,780	—	—	13,020,780
Communications Equipment	12,419,158	—	—	12,419,158
Electrical Components	12,198,384	—	—	12,198,384
Semiconductor Devices	10,843,045	—	—	10,843,045
Generic Pharma	9,137,268	—	—	9,137,268
Advertising & Marketing	7,957,178	—	—	7,957,178
Investment Companies	7,849,742	—	—	7,849,742
Internet Based Services	7,120,686	—	—	7,120,686
Life Science Equipment	5,768,554	—	—	5,768,554
Integrated Oils	4,276,588	—	—	4,276,588
Electrical Power Equipment	3,886,673	—	—	3,886,673
Base Metals	3,520,632	—	—	3,520,632
Household Products	2,722,860	—	—	2,722,860
Food & Drug Stores	2,417,546	—	—	2,417,546
Exploration & Production	1,096,061	—	—	1,096,061
Commercial Mortgage-Backed Securities
Agency	—	62,244	—	62,244
Agency Stripped	—	13,498,610	—	13,498,610
Non-Agency	—	4,335,412	464,468	4,799,880
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	5,215,269	—	5,215,269
Agency Pool Fixed Rate	—	2,945,496	—	2,945,496
Non-Agency Collateralized Mortgage Obligation	—	6,640,273	834,410	7,474,683
Asset-Backed Securities
Auto	—	24,676,055	—	24,676,055
Collateralized Loan Obligation	—	20,744,477	1,159,665	21,904,142
Credit Card	—	5,962,431	—	5,962,431
Equipment	—	17,040,218	1,012,436	18,052,654
Other	—	7,727,313	3,961,842	11,689,155
Corporate Bonds & Notes	—	2,201,991	290,257	2,492,248
Corporate Bank Debt	—	3,544,586	2,856,931	6,401,517
U.S. Treasuries	—	3,530,282	—	3,530,282
Short-Term Investment	—	18,882,000	—	18,882,000
	$240,153,261	$137,006,657	$10,580,009	$387,739,927

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

The following table summarizes the Fund's Level 3 investment securities and related transactions during the year ended December 31, 2017:

Investments	Beginning Value at December 31, 2016	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In/(Out)	Ending Value at December 31, 2017	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at December 31, 2017
Commercial Mortgage- Backed Securities Non-Agency	$818,000	$3,726	$596,398	$(505,216)	$(448,440)	$464,468	$742
Residential Mortgage- Backed Securities Non-Agency Collateralized Mortgage Obligation	302,523	(887)	898,024	(320,661)	(44,590)	834,410	(1,191)
Asset-Backed Securities Collateralized Loan Obligations	1,759,634	19,499	303,000	—	(922,468)	1,159,665	3,743
Asset-Backed Securities Equipment	—	12,555	1,104,351	$(104,470)	—	1,012,436	12,484
Asset-Backed Securities Other	5,406,566	10,268	450,994	(557,000)	(1,348,986)	3,961,842	2,289
Corporate Bonds & Notes	451,841	(71,702)	—	(89,882)	—	290,257	(87,871)
Corporate Bank Debt	2,429,494	2,337	962,928	(537,828)	—	2,856,931	2,088
Residential Mortgage- Backed Securities Agency Collateralized Mortgage Obligation	1,395,483	(14,444)	—	(109,095)	(1,271,944)	—	—
	$12,563,541	$(38,648)	$4,315,695	$(2,224,151)	$(4,036,428)	$10,580,009	$(67,716)

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Directors. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

generally no observable trade activities in these securities. The Adviser reports to the Board of Directors at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment. Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Level 1 and 2.

There were transfers of $4,036,428 out of Level 3 into Level 2 during the year ended December 31, 2017. Transfers out were due to change from single broker quoted to vendor priced.

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of December 31, 2017:

Financial Assets	Fair Value at December 31, 2017	Valuation Technique(s)	Unobservable Inputs	Price/Range
Commercial Mortgage-Backed Securities—Non-Agency	$464,468	Third-Party Broker Quote(a)	Quotes/Prices	$100.15
Residential Mortgage-Backed Securities— Non-Agency CMO	$834,410	Third-Party Broker Quote(a)	Quotes/Prices	$99.82-$99.89
Asset-Backed Securities— Collateralized Loan Obligation	$1,159,665	Third-Party Broker Quote(a)	Quotes/Prices	$100.00-$100.18
Asset-Backed Securities— Equipment	$1,012,436	Third-Party Broker Quote(a)	Quotes/Prices	$101.19
Asset-Backed Securities— Other	$3,961,842	Third-Party Broker Quote(a)	Quotes/Prices	$99.37-$103.60
Corporate Bonds and Notes— Consumer, Cyclical	$88,469	Third-Party Broker Quote(a)	Quotes/Prices	$38.00
Corporate Bonds and Notes— Financial	$107,865	Third-Party Broker Quote(a)	Quotes/Prices	$100.25
Corporate Bonds and Notes— Industrial	$93,923	Third-Party Broker Quote(a)	Quotes/Prices	$22.00
Corporate Bank Debt	$293	Pricing Model(b)	Reference prices	$99.80-$100.39
	$2,856,638	Pricing Vendor	Prices	$99.40-$100.39

(a)  The Third-Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

(b)  The Pricing Model technique for Level 3 securities involves calculating the difference between the fair value of the funded portion of the securitiy and the price at which the Fund is committed to fund the unfunded committment.

NOTE G—Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

SOURCE CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2017

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of December 31, 2017, are as follows:

Counterparty	Gross Assets (Liabilities) in the Statement of Assets and Liabilities	Collateral Received (Pledged)		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$18,882,000	$18,882,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $19,262,845 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

SOURCE CAPITAL, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
THE BOARD OF DIRECTORS OF SOURCE CAPITAL, INC.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Source Capital, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California
February 20, 2018

We have served as the auditor of one or more of the investment companies managed by First Pacific Advisors, LLC since 2002.

SOURCE CAPITAL, INC.
RENEWAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 14, 2017, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2018, on the recommendation of the Independent Directors, who met in executive session on August 14, 2017 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors, as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding the Investment Adviser and its staffing in connection with the Fund, including the Fund's portfolio manager, the scope of services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Adviser reviewed the change in investment program of the Fund effective December 1, 2015. The Board and the Independent Directors noted that the Fund has one investment team for the equity and asset allocation portion of the Fund and another for the fixed income portion of the Fund. The equity and asset allocation portion of the Fund is managed by Steven Romick, who joined the Adviser in 1996, Brian A. Selmo, who joined the Adviser in 2008 and Mark Landecker, who joined the Adviser in 2009. The fixed income portion of the Fund is managed by Tom Atteberry, who joined the Advisor in 1997, and Abhijeet V. Patwardhan, who joined the Adviser in 2010. The Adviser noted that both portfolio management teams are supported by a team of analysts. After discussion, the Board and the Independent Directors concluded that the nature, extent, and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. They also received information from an independent consultant, Morningstar, regarding the Fund's performance relative to a peer group non-leveraged closed-end core funds selected by Morningstar ("Peer Group"). The Board and the Independent Directors recognize that the new strategy is less than 2 years old and has not yet had time to develop a meaningful, long term track record. However, given the Fund's and the Adviser's long history, the Board and the Independent Directors noted the Adviser's experience and track record, as well as the Fund's long-term investment performance. In addition, the Fund outperformed the Fund's blended benchmark, S&P 500 Index/Barclays Aggregate Index for the one-year period ending March 31, 2017. The Board and the Independent Directors concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group. The Directors noted that the Fund's fees and expenses were at the low end of the range relative to the Peer Group. The Board and the Independent Directors noted that the fee rate charged to the Fund at its current asset level is similar to the fee rate charged by the Adviser on the other products managed in a similar style by the portfolio managers. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, with respect to the provision of investment advisory services. In evaluating the Adviser's profitability, they excluded certain distribution and marketing-related expenses. The Board and the Independent Directors recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have significantly increased in recent years as a result of a number of factors, including new or increased administrative expenses resulting from recent legislative and regulatory requirements. The Board and the Independent Directors considered quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) the portfolio management teams, analysts, traders and other investment personnel who assist with the management of the Fund; (2) new compliance, operations, and administrative personnel; (3) information technology, portfolio accounting and trading systems; and (4) office space, each of which enhances the quality of services provided to the Fund. The Board and the

SOURCE CAPITAL, INC.
RENEWAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) Continued

Independent Directors considered information regarding the Adviser's representation that such increased costs have also included a significant investment in the investment management team, and additions to administrative personnel and systems that enhance the quality of services provided to the Fund.

The Independent Directors noted that the fee rate contained breakpoints as the Fund's assets increased. They considered that many registered funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's statement that it believes that additional breakpoints would not be appropriate for the Fund at this time given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. In addition, the Adviser noted that since the Fund is a closed-end fund, and based upon the Fund's current operating policies, the ability to raise additional assets is limited, and that the Fund's asset level had decreased from distributions resulting from the transition to the Fund's new investment program. The Board and the Independent Directors noted that the Adviser had not increased the fee rate charged to the Fund despite the Adviser's representation that its internal costs of providing investment management services to the Fund have increased significantly in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, additional breakpoints in the Fund's advisory fee structure were not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the Contractual advisory and other fees are fair and reasonable for the Fund. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of the Adviser's highly experienced portfolio management teams, which has produced reasonable long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also noted their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2018.

SOURCE CAPITAL, INC.
PRIVACY POLICY

The Fund considers customer privacy to be an essential part of its investor relationships and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former investors' non-public personal information. The Fund has developed policies that are designed to protect this confidentiality, while permitting investor needs to be served.

Obtaining Personal Information

While providing investors with products and services, the Fund and certain service providers, such as the Fund's Transfer Agent and/or Administrator, may obtain non-public personal information about investors, which may come from sources such as (i) account applications, subscription agreements and other forms, (ii) written, electronic or verbal correspondence, (iii) investor transactions, (iv) an investor's brokerage or financial advisory firm, financial advisor or consultant, and/or (v) from information captured on applicable websites. The non-public personal information that may be collected from investors may include the investor's name, address, tax identification number, birth date, investment selection, beneficiary information, and possibly the investor's personal bank account information and/or email address if the investor has provided that information, as well as the investor's transaction and account history with the Fund or other investment companies advised by First Pacific Advisors, LLC.

Respecting Your Privacy

The Fund does not disclose any non-public personal information provided by investors or gathered by the Fund to third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. Non-affiliated companies may from time to time be used to provide certain services, such as maintaining investor accounts, preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. In many instances, the investors will be clients of a third party, but the Fund may also provide an investor's personal and account information to the investor's respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Fund reserves the right to report or disclose personal or account information to third parties in circumstances where the Fund believes in good faith that disclosure is required or permitted under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by the Fund in which an investor has invested. In addition, the Fund may disclose information about an investor or an investor's accounts to a third party at the investor's request or with the consent of the investor.

Procedures to Safeguard Private Information

The Fund is committed to its obligation to safeguard investor non-public personal information. In addition to this policy, the Fund has implemented procedures that are designed to limit access to an investor's non-public personal information to internal personnel who require the information to complete tasks, such as processing transactions, maintaining client accounts or otherwise providing services the investor requested. Physical, electronic and procedural safeguards are in place to guard an investor's non-public personal information.

Information Collected from Websites

Websites maintained by the Fund or its service providers may use a variety of technologies to collect information that helps the Fund and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as "cookies") allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. If you are a registered user of the Fund's and/or its service providers' website, the Fund, its service providers or third party firms engaged by the Fund or its service providers, may collect or share information submitted by you, which may include personally identifiable information. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Fund does not look for web browser "do not track" requests.

Changes to the Privacy Policy

From time to time, the Fund may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

Revised: February, 2018

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Name, Address(1) and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Independent Directors
Allan M. Rudnick - 1940†	Director and Chairman* Years Served: 5	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Sandra Brown - 1955†	Trustee* Years Served: 1	Consultant. Formerly CEO and President of Transamerica Financial Advisers, Inc., 1999 to 2009; President, Transamerica Securities Sales Corp. 1998 to 2009; VP, Bank of America Mutual Fund Administration 1990 to 1998.	7
Mark L. Lipson - 1949†	Director* Years Served: 2	Consultant. ML2Advisors, LLC. Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Founder, Chairman and CEO of the Northstar Mutual Funds (1993-2001).	7
Alfred E. Osborne, Jr. - 1944†	Director* Years Served: 3	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminum, Inc.
A. Robert Pisano - 1943†	Director* Years Served: 4	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, and Resources Global Professionals
Patrick B. Purcell - 1943†	Director* Years Served: 7	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7
Interested Director(2)
J. Richard Atwood - 1960	Director* and President Years Served: 20	Managing Partner of the Adviser.	7
Officers
Steven Romick - 1963	Vice President & Portfolio Manager Years Served: 2	Managing Partner of the Adviser	2
Mark Landecker - 1975	Vice President & Portfolio Manager Years Served: 2	Partner of the Adviser (since 2013). Formerly Managing Director (2013) and Senior Vice President (2009 to 2012) of the Adviser.
Brian Selmo - 1977	Vice President & Portfolio Manager Years Served: 2	Partner of the Adviser (since 2013). Formerly Managing Director (2013) and Vice President (2008 to 2012) of the Adviser.
Thomas H. Atteberry - 1955	Vice President & Portfolio Manager Years Served: 2	Partner of the Adviser
Abhijeet Patwardhan - 1979	Portfolio Manager Years Served: 2	Managing Director (since 2015) and a Director of Research (since 2015) of the Adviser. Formerly Senior Vice President (2014 to 2015) and Vice President (2010 to 2013) of the Adviser.
David C. Lebisky - 1972	Chief Compliance Officer Years Served: <1

President of Lebisky Compliance Consulting LLC (since October 2015). Consultant, Duff & Phelps Compliance Consulting (since 2016). Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) (since 2015). Formerly, Director of Regulatory Administration, Scotia Institutional Investments US, LP (2010 to 2014).

E. Lake Setzler - 1967	Treasurer Years Served: 11	Senior Vice President and Controller of the Adviser.
Francine S. Hayes - 1967	Secretary Years Served: 2	Vice President and Senior Counsel of State Street Bank and Trust Company

(1)  The address for each Director and each Officer (except Ms. Hayes) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.
Ms. Hayes' address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

(2)  "Interested person" within the meaning of the 1940 Act by virtue of his affiliation with the Fund's Adviser.

†  Independent Director and Audit Committee member

*  Directors serve until their resignation, removal or retirement.

SOURCE CAPITAL, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) Continued

Ms. Brown and Messrs. Lipson, Osborne, Pisano, Purcell and Rudnick serve as members of the audit committee of certain investment companies managed by First Pacific Advisors, LLC ("FPA"), the Fund's investment adviser. The Fund's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Fund.

The Fund's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-551-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

The Fund's complete proxy voting record for the 12 months ended June 30, 2017, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

The Fund's Audit Committee Charter is available on its website, www.sourcecapitalinc..com, and is available without charge, upon request, by calling 1-800-982-4372. The Fund's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2016, was submitted to the NYSE on May 12, 2017. The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Additional information about the Fund is available online at www.sourcecapitalinc.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

SOURCE CAPITAL, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Blvd., Suite 1200
Los Angeles, California 90025
(800) 982-4372 or (310) 473-0225

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

LEGAL COUNSEL

Dechert LLP
San Francisco, California

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

American Stock Transfer &
Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
(800) 279-1241 or (718) 921-8124
www.amstock.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

STOCK EXCHANGE LISTING

New York Stock Exchange: SOR

SUMMARY OF DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Fund ("Dividend Shares"). American Stock Transfer & Trust Company, LLC, acts as the "Agent" for Plan participants. All correspondence with the Agent should be sent to American Stock Transfer & Trust Company, LLC, Attn: Shareholder Relations Department, 6201 15th Avenue, Brooklyn, New York, 11219.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Fund reserves the right to amend or terminate the Plan.

Purchases of the Fund's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Fund's Common Stock on the NYSE is lower than the Fund's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Fund on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Fund. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Fund through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Fund. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

SOURCE CAPITAL, INC.

11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                 Not applicable.

(c)                                  During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not applicable.

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.  Principal Accountant Fees and Services.

	2016	2017
(a) Audit Fees	$40,883	$41,905
(b) Audit Related Fees	$-0-	$-0-
(c) Tax Fees(1)	$9,005	$9,230
(d) All Other Fees	$-0-	$-0-

(1)         Tax fees are for the preparation of the registrant’s tax return(s).

(e)(1)                   The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)                              the registrant’s independent auditors inform the audit committee of the engagement,

(ii)                           the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)                        the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                   0% of the services provided to the registrant described in paragraphs b-d of this items were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)                                   All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                                  None.

(h)                                 Not applicable.

Item 5.  Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of all the independent directors of the registrant.  The members of the audit committee are:  Sandra Brown, Mark L. Lipson, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell and Allan M. Rudnick.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy

First Pacific Advisors, LLC (“Adviser”) acts as discretionary investment adviser for various clients, including SEC-registered closed-end and open-end investment companies (“RIC clients”), separately managed accounts (including those governed under the laws and provisions of ERISA), as well as non-registered investment funds (collectively referred to as

“client” or “clients”).  The Adviser is authorized to vote proxies on behalf of its clients, unless a client specifically retains or delegates this authority to another party in writing.  The Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

When voting proxies for clients, the Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  The Adviser will act in a prudent and diligent manner intended to enhance the value of the assets of the client’s account.

Purpose

The purpose of these Policies and Procedures is to enable the Adviser to comply with its fiduciary responsibilities to clients and the requirements under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the Investment Company Act of 1940, as amended (“1940 Act”).  These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

Procedures

The Adviser is ultimately responsible for ensuring that the proxies for all accounts that have delegated voting to the Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests.  Although a majority of proxy proposals are routine and can be voted in accordance with the Adviser’s guidelines, the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser make an exception.

Conflicts of Interest

In order to further mitigate any conflicts of interest Adviser has contracted with Institutional Shareholder Services, Inc. (“ISS”). ISS was founded in 1985 and is the world’s leading provider of proxy advisory and corporate governance solutions to financial market participants. ISS’ services include objective proxy research and analysis, end-to-end proxy voting and distribution solutions, turnkey securities class-action claims management, and reliable governance data and modeling tools.

ISS will provide the following services to FPA:

•                  Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform;

•                  Posts proxy information on its password-protected website, including meeting dates, agendas, and ISS’s analysis;

•                  Provides FPA with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services; and

•                  Annual analysis and rationale for guideline amendments.

If the Adviser becomes aware that a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, the Adviser will resolve such a conflict in the manner described below:

•                  Vote in accordance with the ISS recommendation.  To the extent that the Adviser has little or no purpose to deviate from the recommended vote with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

•                  Deviate from ISS recommendation.  To the extent that the Adviser deviates from an ISS recommendation with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser’s conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client’s account.

The Adviser will review proxy proposals for conflicts of interest as part of the overall vote review process.  All material conflicts of interest so identified by the Adviser will be addressed as above.  Matters to be reviewed include: (i) whether the issuer of the portfolio security to be voted, or an affiliate or employee group of the issuer, is a client of the Adviser; (ii) whether the Adviser has made or is actively considering a business proposal to provide services to the issuer or an affiliate or employee group of the issuer; (iii) whether the Adviser has any other material business relationship with the issuer or an affiliate of the issuer; (iv) whether a partner of the Adviser or the portfolio manager responsible for recommending the proxy vote is a close relative or has a personal or business relationship with an executive, director or director candidate of the issuer or is a participant in a proxy contest; and (v) whether there is any other business or personal relationship where the portfolio manager has a personal interest in the outcome of the matter to be voted upon.

Limitations

In certain circumstances where the Adviser becomes aware that it is in the client’s best interest, the Adviser will request that ISS not vote proxies received. In other situations the client will decide unilaterally to retain proxy voting authority. The following are some, but not all, circumstances where the Adviser will limit its role in voting proxies:

Client Maintains Proxy Voting Authority.  Where the client has instructed the Adviser in writing, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client.  If any proxy material is received by the Adviser, it will promptly be forwarded to the client or a specified third party.

Terminated Account.  Once a client account has been terminated with the Adviser in accordance with the investment advisory agreement, the Adviser will request ISS to refrain from voting any proxies received after the termination.  However, the client may specify in writing who the proxies shall be forwarded to.

Securities No Longer Held.  The Adviser may refrain from voting proxies received for securities which are no longer held by the client’s account.

Securities Lending Programs.  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, where the Adviser determines that a proxy vote is materially important to the client’s account, the Adviser may recall the security for purposes of voting.

Unsupervised Securities.  The Adviser will not vote unsupervised securities.

Non-Discretionary Accounts.  If the Adviser accepts a client with non-discretionary authority it may also yield the authority to vote proxies.

Foreign Issuers/Non-U.S. proxies. The Adviser will vote foreign issue proxies on a best efforts basis. Some foreign proxies may involve a number of issues that restrict or prevent the Adviser’s ability to vote in a timely manner, or otherwise make voting impractical. For example, some proxies may not appear on the ISS platform (because some issuers do not reimburse custodians for the distribution of proxies.  The Adviser will use its best efforts to vote all proxies but cannot guarantee the votes will be processed due to obstacles such as share blocking, re-registration, required powers of attorney, and sub-custodial arrangements. The Adviser may also be limited in obtaining proxy records but will maintain evidence reflecting best efforts to vote such proxies.

Record Keeping

ISS as a turnkey operation retains records in accordance with the Rules under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rules the following information:

1.              these proxy voting policies and procedures, and all amendments thereto;

2.              all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records);

3.              a record of all votes cast on behalf of clients;

4.              records of all client requests for proxy voting information;

5.              any documents prepared by the Adviser that were material in making a decision and/or used as the basis for the decision; and

6.              all records relating to requests made to clients regarding conflicts of interest in voting the proxy.  These requests will be kept in the client proxy file.

The Adviser will disclose its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser.  ISS on behalf of the Adviser will prepare all the information required to be filed by its RIC clients on Form N-PX with the Securities and Exchange Commission.

Guidelines

Although ISS performs independent research and voting decisions on each proxy issue, the following guidelines were provided by the Adviser to ISS. These may assist clients in understanding generally how votes are cast, but will not be used as rigid rules.

1.	Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:		Oppose

	a)	Proposals to stagger board members’ terms;
	b)	Proposals to limit the ability of shareholders to call special
a. meetings;
	c)	Proposals to require super majority votes;

	d)	Proposals requesting excessive increases in authorized
a. common or preferred shares where management provides
b. no explanation for the use or need of these additional
c. shares;
	e)	Proposals regarding “fair price” provisions;
	f)	Proposals regarding “poison pill” provisions; and
	g)	Permitting “green mail.”

2.	Providing cumulative voting rights		Oppose

3.	“Social issues,” unless specific client guidelines supersede		Oppose

4.	Election of directors recommended by management, except if there is a proxy fight		Approve

5.	Election of independent auditors recommended by management, unless seeking to replace if there exists a dispute over policies		Approve

6.	Date and place of annual meeting		Approve

7.	Limitation on charitable contributions or fees paid to lawyers		Approve

8.	Ratification of directors’ actions on routine matters since previous annual meeting		Approve

9.	Confidential voting		Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises

10.	Limiting directors’ liability		Approve

11.	Eliminate preemptive right		Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict managements’ ability to raise new capital

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution

12.	Employee Stock Purchase Plan		Approve

13.	Establish 401(k) Plan		Approve

14.	Pay director solely in stocks	Case-by-case

15.	Eliminate director mandatory retirement policy	Case-by-case

16.	Rotate annual meeting location/date	Case-by-case

17.	Option and stock grants to management and directors	Case-by-case

18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested	Case-by-case

19.	Sale of assets, divisions, product rights, etc.	Case-by-case

20.	Other business that may arise at the annual meeting	Case-by-case

21.	Other issues not included on this list	Case-by-case

Notice

Unless specifically noted otherwise in writing by the Client, First Pacific Advisors, LLC (“Adviser”) retains all authority and responsibility to vote proxies for any stocks held in Accounts under its management.

In accordance with Rule 207.206(4)-6 of the Advisers Act of 1940 with respect to proxy voting procedures of the Adviser, we are hereby notifying you of your right to obtain information about our proxy voting policy and procedures, including how we vote shares held in your Account.  If at any time you would like information on our proxy voting policy and procedures, you may send a request in writing to J. Richard Atwood, Source Capital, Inc. - President, 11601 Wilshire Blvd., STE 1200, Los Angeles, CA 90025 or Francine S. Hayes, Source Capital, Inc. - Secretary, State Street Bank and Trust Company, One Lincoln Street, SUM703, Boston, MA 02111.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Mark Landecker, Steven Romick and Brian Selmo are responsible for the day to day operations of asset allocation and the equity portion of the registrant.  Thomas H. Atteberry and Abhijeet Patwardhan are primarily responsible for the day-to-day management of the fixed income portion of the registrant.

Mr. Atteberry is Vice President and Portfolio Manager of Source Capital, Inc. (the “Fund”) (since December 2015) and a Partner of the Adviser (since October 2006).  Mr. Atteberry is also Vice President (since June 2015) and Portfolio Manager of the FPA New Income, Inc. (since November 2004).

Mr. Landecker is Vice President and Portfolio Manager of the Fund (since December 2015), and a Partner of the Adviser (since December 2013).  Mr. Landecker is also a Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust.  Previously, Mr. Landecker was a Managing Director of the Adviser from January 2013 to December 2013 and a Vice President of the Adviser from 2009 to 2012.

Mr. Patwardhan is Vice President and Portfolio Manager of the Fund (since December 2015), and a Managing Director (since November 2015) and a Director of Research (since April 2015) of the Adviser.  Mr. Patwardhan is also Vice President and Portfolio Manager of the FPA New Income, Inc. (since November 2015).  Previously Mr. Patwardhan served as Senior Vice President of the Adviser from January 2014 to November 2015 and as an analyst and Vice President of the Adviser from June 2010 to December 2013.

Mr. Romick is Vice President and Portfolio Manager of the Fund (since December 2015), a Managing Partner of the Adviser (since January 2010) and a Trustee of FPA Funds Trust (since 2002).  Mr. Romick is also a Vice President (since May 2015) and Portfolio Manager (since June 1993) of the FPA Crescent Fund, a series of FPA Funds Trust.

Mr. Selmo is Vice President and Portfolio Manager of the Fund (since December 2015), and a Partner of the Adviser (since December 2013).  Mr. Selmo is also a Vice President (since May 2015) and Portfolio Manager (since June 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust.  Previously, Mr. Selmo was a Managing Director of the Adviser from January 2013 to December 2013 and a Vice President of the Adviser from 2008 to 2012.

FPA Capital Fund, Inc., FPA Crescent Fund, a series of FPA Funds Trust, FPA International Value Fund, a series of FPA Funds Trust, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. are registered investment companies managed by the Adviser.

(a)(2)  Set forth below is the following information with respect to other accounts managed by Mr. Atteberry, Mr. Landecker, Mr. Patwardhan, Mr. Romick and Mr. Selmo as of December 31, 2017.

Name of Portfolio Managers	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Thomas H. Atteberry	Registered Investment Companies:	2	$5,572	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	13	$992	0	$0
Mark Landecker	Registered Investment Companies:	7	$19,835	0	$0

Name of Portfolio Managers	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
	Other Pooled Investment Vehicles:	11	$1,975	5	$965	*
	Other Accounts:	2	$142	0	$0
Abhijeet Patwardhan	Registered Investment Companies:	2	$5,572	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	13	$992	0	$0
Steven T. Romick	Registered Investment Companies:	7	$19,835	0	$0
	Other Pooled Investment Vehicles:	13	$1,918	7	$908	**
	Other Accounts:	2	$142	0	$0
Brian A. Selmo	Registered Investment Companies:	7	$19,835	0	$0
	Other Pooled Investment Vehicles:	11	$1,611	5	$601
	Other Accounts:	2	$142	0	$0

*                 Investors in one unregistered fund pay a fee of 20% of the net positive annual performance, subject to certain hurdles, in addition to the base management fee. Investors in the other two unregistered funds pay a fee of 15% of the net positive annual performance, subject to certain hurdles, in addition to the base management fee.

**          Three of these are unregistered funds that are structured as fund-of-funds and, in addition to the base management fee, investors pay a fee of up to 15% of the net positive annual performance, subject to certain hurdles. Investors in the other three unregistered funds pay a fee of 20% of the net positive annual performance, subject to certain hurdles, in addition to the base management fee.

Conflicts of Interest.  A portfolio manager may also responsible for managing other accounts in addition to the Fund.  Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other.  The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund.  Because of their positions with the Fund, a portfolio manager knows the size, timing and possible market impact of the Fund’s trades.  It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.

A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts (including Proprietary Accounts) with similar investment strategies.  Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy.  The Adviser will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although the Adviser manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts (including Proprietary Accounts) simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the  circumstances.  To this end, the Adviser has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time.  As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the securities sought to be traded.  While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the overall benefits outweigh any disadvantages that may arise from this practice.  Subject to applicable laws and/or account restrictions, the Adviser may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

The Adviser and a portfolio manager may also face a conflict of interest where some accounts pay higher fees to the Adviser than others, such as by means of performance fees.  Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for the Adviser to take risks in managing assets that it would not otherwise take in the absence of such arrangements.  Additionally, since performance fees reward the Adviser for performance in accounts which are subject to such fees, the Adviser may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

The Adviser has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

(a)(3)                  Compensation. Compensation of the Adviser’s Portfolio Managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the Portfolio Managers are equity owners of the Adviser, participation in residual profits of the Adviser.

The bonus calculation has both variable and fixed components. The most significant portion of the variable component is based upon the Adviser’s assessment of the Portfolio Managers’ performance in three key areas: long-term performance, team building, and succession planning.  The Adviser assesses long-term performance over a full market cycle, which generally lasts between five- and ten years.  Other considerations include manager and strategy recognition, client engagement and retention and business development.  Portfolio Managers can receive 100% of their variable participation when the Fund is closed to investors.

The majority of the fixed portion is based on the revenues received on the assets managed by the Portfolio Managers, including the Fund’s assets.

As an equity owner of the Adviser, the value of the Portfolio Manager’s ownership interest is dependent upon his ability to effectively manage the business over the long term.

The Adviser offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

(a)(4)                  The dollar value of shares of Common Stock of the registrant owned as of December 31, 2017 are set forth in the table below.  The following are the ranges:  none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Registrant
Thomas H. Atteberry	$10,001-$50,000
Mark Landecker	None
Abhijeet Patwardhan	$10,001-$50,000
Steven T. Romick	None
Brian A. Selmo	None

(b)                                 Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

The registrant’s Board of Directors renewed the stock repurchase program at a Meeting of the Board of Directors on November 14, 2016 to repurchase up to 10% of the registrant’s outstanding common stock through December 31, 2017.  During the period ended December, 2017, the registrant repurchased 6,116 shares of common stock as further detailed below.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
7/1/17 — 7/31/17	211	$39.21	211	846,917
8/1/17 — 8/31/17	2,600	$38.88	2,600	844,317
9/1/17 — 9/30/17	0	$0	0	844,317
10/1/17 — 10/31/17	0	$0	0	844,317
11/1/17 — 11/30/17	0	$0	0	844,317
12/1/17 — 12/31/17	3,305	$39.93	3,305	841,012

The registrant’s Board of Directors renewed the stock repurchase program at a Regular Meeting of the Board of Directors on November 13, 2017 to repurchase up to 10% of the registrant’s outstanding common stock during the year ending December 31, 2018.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.  Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	March 5, 2018

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	March 5, 2018